Exhibit 99.1

PRESS RELEASE

Contact:

J. Scott Kamsler Sr. Vice President and CFO 510-668-7110	For Release January 29, 2009

Exar Corporation Reports Fiscal 2009 Third Quarter Results

Fremont, California, January 29, 2009 – Exar Corporation (NasdaqGM: EXAR), today reported financial results for its fiscal 2009 third quarter ended December 28, 2008.

Net sales for the third quarter of fiscal 2009 were $26.3 million compared to net sales of $32.7 million for the prior quarter and $25.2 million for the third quarter of fiscal 2008.

On a GAAP basis, the gross margin for the third quarter of fiscal 2009 was 40.7% compared to 45.8% for the prior quarter and 30.0% in the third quarter of fiscal 2008. On a non-GAAP basis, the gross margin for the third quarter of fiscal 2009 was 45.3% compared to 49.3% for the prior quarter and 47.3% in the third quarter of fiscal 2008.

The GAAP net loss for the third quarter of fiscal 2009 was $63.8 million, or $1.49 net loss per share, compared to a net loss of $2.2 million, or $0.05 net loss per share in the prior quarter, and a net loss of $11.7 million, or $0.24 net loss per share, for the third quarter of fiscal 2008. On a non-GAAP basis, the net loss was $0.8 million, or $0.02 net loss per share, for the third quarter of fiscal 2009, compared to net income of $1.9 million, or $0.04 diluted earnings per share, in the previous quarter, and a net loss of $1.8 million, or $0.04 net loss per share, in the third quarter of fiscal 2008.

The results for the third quarter of fiscal 2009 include estimated non-cash charges of $60.9 million, which is related to the full impairment of goodwill, partial impairment of intangible assets, and acceleration of depreciation on abandoned equipment of $1.2 million. . The impairment charges resulted from the evaluation of the Company’s carrying value of goodwill and other intangible assets which is required under FASB statements No. 142 and No. 144 due to the impact of negative macroeconomic conditions on our business and our market capitalization which was below our net book value for an extended period.

During the third quarter of fiscal 2009, the Company’s cash, cash equivalents and short-term marketable securities decreased by $3.3 million to $257.5 million primarily as a result of the cycle time required to adjust inventory to the drop off in sales.

“We had a tough quarter in a very challenging semiconductor and macro-economic environment and our revenues declined approximately 20% quarter over quarter,” said Pete Rodriguez, the Company’s president and chief executive officer. “As a result, we have accelerated our cost optimizing initiatives and have significantly reduced operating expenses while continuing to dedicate resources to develop winning products. As positive news, we have received the first commitment for our new digital power product for a set top box application. We will continue to do everything possible to focus on exemplary product development, while carefully managing our expenses, and we believe that we will come out of this economic downturn stronger in our core markets,” remarked Mr. Rodriguez.

Business Outlook

For the fourth quarter of fiscal 2009 ending March 29, 2009, the Company projects that net sales will be between $21.0 million and $23.0 million. The gross margin is expected to be between 40% and 42% on a GAAP basis and between 43% and 45% on a non-GAAP basis. Operating expenses are expected to be between $16.1 million and $16.6 million on a GAAP basis and between $14.6 million and $15.1 million on a non-GAAP basis.

The Company’s statements about its future financial performance or operating plans are based on current information and expectations and the Company undertakes no duty to update such statements. These statements are forward-looking and actual results could differ materially due to various risks and uncertainties, some of which are described herein.

Results Conference Call

The Company invites investors, financial analysts, and the general public to listen to its conference call discussing the Company’s financial results for the third quarter of fiscal 2009, today, Thursday, January 29, 2009 at 1:30 p.m. PST/4:30 p.m. EST. To access the conference call, please dial (800) 230-1093 by 1:20 p.m. PST/4:20 p.m. EST and use conference ID number 981412. In addition, a live webcast will also be available.

To access the webcast, please go to the Company’s Investor Relations Homepage at: http://www.exar.com. A replay of the call will be available starting at 5:00 p.m. PST/8:00 p.m. EST this afternoon until 11:59 p.m. PST on February 5, 2009/2:59 a.m. EST on February 6, 2009. To access the replay, please dial (800) 475-6701 and use conference ID number 981412.

Product Line Highlights

Communications

http://www.exar.com/Common/Content/News.aspx?id=4112

Safe Harbor Statement

The Company’s statements about its future financial performance, changes in gross margins, revenues and operating expenses, resource allocation and its impact on future performance and product development internal initiatives, distribution and OEM trends, supply chain issues among others, are forward-looking statements that involve risks and uncertainties. These risks and uncertainties include global financial volatility, economic recession, industry and market conditions, such as customer and distributor relationships; limited visibility associated with customer or distributor demand for the Company’s products; the possible loss of, or decrease in orders from, an important customer; adjustments in interest rates and cash balances; vendor capacity, quality or throughput constraints; possible disruption in commercial activities as a consequence of terrorist activity, natural disasters, armed conflict or health issues; successful development, market acceptance and demand for the Company’s products, including those for which the Company has achieved design wins; competitive factors, such as pricing or competing solutions; customer ordering patterns; accounting considerations related to impairment analyses or merger related issues; the level of inventories maintained at the Company’s OEMs and distributors; and the Company’s successful execution of internal performance plans, as well as the other risks detailed from time to time in the Company’s SEC reports, including the Annual Report on Form 10-K for the year ended March 30, 2008 and Quarterly Reports on Form 10-Q for the periods ended June 29, 2008 and September 28, 2008.

Generally Accepted Accounting Principles

The Company reports its financial results in accordance with GAAP. Additionally, the Company supplements reported GAAP financials with non-GAAP measures which are included in related press releases and reports furnished to the SEC, copies of which are available at the Company’s website: http://www.exar.com or the SEC’s website at: http://www.sec.gov. For the periods presented, we are disclosing non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP selling, general and administrative expenses, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP net income (loss) , and non-GAAP diluted earnings (loss) per share, which are adjusted to exclude from our GAAP results all stock-based compensation expense, amortization of acquired intangible assets, fair value adjustment of acquired inventories, acquired in-process research and development expenses, merger-related costs, separation costs of executive officers, accelerated depreciation on abandoned equipment, goodwill and other intangible asset impairment, impairment charges on investments, net of realized gains, income tax effects, a charge to establish deferred tax asset valuation allowance, and an income tax benefit from the closure of federal tax audit. These non-GAAP measures are presented in part to enhance the understanding of the Company’s historical financial performance and comparability between reporting periods. The Company believes the non-GAAP presentation, when shown in conjunction with the corresponding GAAP measures, provide relevant and useful information to analysts, investors, management and other interested parties following the semiconductor industry. For its internal purposes, the Company uses the foregoing non-GAAP measures to evaluate performance across reporting periods, determine certain employee benefits as well as plan for and forecast the Company’s future periods. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

About Exar

Exar Corporation is Powering Connectivity by delivering highly differentiated silicon solutions empowering products to connect. With distinctive knowledge in analog and digital technologies, Exar enables a wide array of applications such as portable devices, home media gateways, communications systems, and industrial automation equipment. Exar has locations worldwide providing real-time system-level support to drive rapid product innovation. For more information about Exar visit: http://www.exar.com.

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EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

(Unaudited)

	DECEMBER 28, 2008	MARCH 30, 2008
ASSETS
Current assets:
Cash and cash equivalents	$70,835	$122,016
Short-term marketable securities	186,646	146,844
Accounts receivable (net of allowances of $568 and $714)	7,335	9,943
Accounts receivable, related party (net of allowances of $1,305 and $1,421)	51	3,712
Inventories	18,125	14,201
Interest receivable and prepaid expenses	4,174	3,889
Deferred income taxes, net	466	507

Total current assets	287,632	301,112
Property, plant and equipment, net	44,106	46,130
Goodwill	—	47,626
Intangible assets, net	8,102	26,019
Other non-current assets	2,668	3,333

Total assets	$342,508	$424,220

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,785	$8,801
Accrued compensation and related benefits	5,344	5,744
Deferred income and allowances on sales to distributors	3,366	3,253
Deferred income and allowances on sales to distributors, related party	7,244	9,118
Other accrued expenses	6,362	8,136

Total current liabilities	29,101	35,052
Long-term lease financing obligations	16,037	16,379
Other non-current obligations	1,584	1,712

Total liabilities	46,722	53,143

Total stockholders’ equity
Preferred stock, $.0001 par value; 2,250,000 shares authorized; no shares outstanding	—	—
Common stock, $.0001 par value; 100,000,000 shares authorized; 42,892,806 and 43,928,762 shares issued and outstanding at December 28, 2008 and March 30, 2008, respectively (net of treasury shares)	4	4
Additional paid-in capital	709,005	702,218
Accumulated other comprehensive income	1,702	1,873
Treasury stock at cost, 19,923,011 and 18,288,021 shares at December 28, 2008 and March 30, 2008, respectively	(248,974)	(235,538)
Accumulated deficit	(165,951)	(97,480)

Total stockholders’ equity	295,786	371,077

Total liabilities and stockholders’ equity	$342,508	$424,220

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	DECEMBER 28, 2008	SEPTEMBER 28, 2008	DECEMBER 30, 2007	DECEMBER 28, 2008	DECEMBER 30, 2007
Net sales	$17,201	$21,581	$20,691	$58,953	$49,569
Net sales, related party	9,104	11,167	4,516	32,311	11,912

Total net sales	26,305	32,748	25,207	91,264	61,481

Cost of sales:
Cost of sales	10,821	11,579	12,422	33,339	22,974
Cost of sales, related party	3,998	5,208	2,679	15,053	5,162
Amortization of purchased intangible assets	782	956	2,539	2,693	3,937

Total cost of sales	15,601	17,743	17,640	51,085	32,073

Gross profit	10,704	15,005	7,567	40,179	29,408

Operating expenses:
Research and development	8,092	8,133	8,890	24,317	22,401
Acquired in-process research and development	—	—	—	—	8,800
Goodwill and other intangible asset impairment	59,676	—	—	59,676	—
Selling, general and administrative	9,099	9,746	12,071	30,146	26,104

Total operating expenses	76,867	17,879	20,961	114,139	57,305
Loss from operations	(66,163)	(2,874)	(13,394)	(73,960)	(27,897)
Other income, net:
Interest income and other, net	2,454	2,508	3,652	7,414	12,768
Interest expense	(266)	(330)	(275)	(927)	(427)
Impairment charges on investments, net of realized gains	82	(1,427)	—	(1,127)	(449)

Total other income and expense, net	2,270	751	3,377	5,360	11,892
Loss before income taxes	(63,893)	(2,123)	(10,017)	(68,600)	(16,005)
Provision (benefit) for income taxes	(70)	64	1,665	(129)	7,476

Net loss	$(63,823)	$(2,187)	$(11,682)	$(68,471)	$(23,481)

Loss per share:
Basic loss per share	$(1.49)	$(0.05)	$(0.24)	$(1.60)	$(0.56)

Diluted loss per share	$(1.49)	$(0.05)	$(0.24)	$(1.60)	$(0.56)

Shares used in the computation of loss per share:
Basic	42,889	42,735	49,301	42,866	42,210

Diluted	42,889	42,735	49,301	42,866	42,210

Note: Certain amounts previously reported above have been reclassified to conform to the current periods’ presentation.

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	DECEMBER 28, 2008	SEPTEMBER 28, 2008	DECEMBER 30, 2007	DECEMBER 28, 2008	DECEMBER 30, 2007
GAAP gross margin	40.7%	45.8%	30.0%	44.0%	47.8%
Stock-based compensation	0.5%	0.5%	1.4%	0.5%	0.8%
Amortization of acquired intangible assets	3.0%	2.9%	10.1%	3.0%	6.4%
Fair value adjustment of acquired inventories	—	—	5.8%	—	2.9%
Merger-related costs	—	—	—	0.1%	—
Acceleration of depreciation on abandoned equipment	1.1%	—	—	0.3%	—

Non-GAAP gross margin	45.3%	49.3%	47.3%	48.0%	58.0%

GAAP research and development expenses	$8,092	$8,133	$8,890	$24,317	$22,401
Stock-based compensation	392	481	389	1,231	937
Amortization of acquired intangible assets	200	263	—	726	—
Merger-related costs	—	—	9	—	262
Acceleration of depreciation on abandoned equipment	437	—	—	437	—

Non-GAAP research and development expenses	$7,063	$7,389	$8,492	$21,923	$21,202

GAAP selling, general and administrative expenses	$9,099	$9,746	$12,071	$30,146	$26,104
Stock-based compensation	768	435	1,035	2,012	2,482
Amortization of acquired intangible assets	122	162	474	446	670
Merger-related costs	—	—	509	541	1,275
Separation costs of executive officers	—	—	465	—	465
Acceleration of depreciation on abandoned equipment	437	—	—	437	—

Non-GAAP selling, general and administrative expenses	$7,772	$9,149	$9,588	$26,710	$21,212

GAAP operating expenses	$76,867	$17,879	$20,961	$114,139	$57,305
Stock-based compensation	1,160	916	1,424	3,243	3,419
Amortization of acquired intangible assets	322	425	474	1,172	670
Acquired in-process research and development	—	—	—	—	8,800
Merger-related costs	—	—	518	541	1,537
Separation costs of executive officers	—	—	465	—	465
Acceleration of depreciation on abandoned equipment	874	—	—	874	—
Goodwill and other intangible asset impairment	59,676	—	—	59,676	—

Non-GAAP operating expenses	$14,835	$16,538	$18,080	$48,633	$42,414

GAAP operating loss	$(66,163)	$(2,874)	$(13,394)	$(73,960)	$(27,897)
Stock-based compensation	1,278	1,090	1,785	3,727	3,914
Amortization of acquired intangible assets	1,105	1,380	3,013	3,865	4,607
Fair value adjustment of acquired inventories	—	—	1,458	—	1,799
Acquired in-process research and development	—	—	—	—	8,800
Merger-related costs	—	—	518	656	1,553
Separation costs of executive officers	—	—	465	—	465
Acceleration of depreciation on abandoned equipment	1,174	—	—	1,174	—
Goodwill and other intangible asset impairment	59,676	—	—	59,676	—

Non-GAAP operating loss	$(2,930)	$(404)	$(6,155)	$(4,862)	$(6,759)

GAAP net loss	$(63,823)	$(2,187)	$(11,682)	$(68,471)	$(23,481)
Stock-based compensation	1,278	1,090	1,785	3,727	3,914
Amortization of acquired intangible assets	1,105	1,380	3,013	3,865	4,607
Fair value adjustment of acquired inventories	—	—	1,458	—	1,799
Acquired in-process research and development	—	—	—	—	8,800
Merger-related costs	—	—	518	656	1,553
Separation costs of executive officers	—	—	465	—	465
Acceleration of depreciation on abandoned equipment	1,174	—	—	1,174	—
Goodwill and other intangible asset impairment	59,676	—	—	59,676	—
Impairment charges on investments, net of realized gains	(82)	1,427	(20)	1,127	377
Income tax effects	(103)	142	2,691	(122)	(731)
Charge to establish deferred tax asset valuation allowance	—	—	—	—	8,323
Income tax benefit from the closure of federal tax audit	—	—	—	—	(1,933)

Non-GAAP net income (loss)	$(775)	$1,852	$(1,772)	$1,632	$3,693

GAAP loss per share	$(1.49)	$(0.05)	$(0.24)	$(1.60)	$(0.56)
Stock-based compensation	0.03	0.03	0.04	0.09	0.09
Amortization of acquired intangible assets	0.03	0.03	0.06	0.09	0.11
Fair value adjustment of acquired inventories	—	—	0.03	—	0.04
Acquired in-process research and development	—	—	—	—	0.21
Merger-related costs	—	—	0.01	0.02	0.04
Separation costs of executive officers	—	—	0.01	—	0.01
Acceleration of depreciation on abandoned equipment	0.03	—	—	0.03	—
Goodwill and other intangible asset impairment	1.39	—	—	1.39	—
Impairment charges on investments, net of realized gains	—	0.03	—	0.03	0.01
Income tax effects	—	—	0.05	—	(0.02)
Charge to establish deferred tax asset valuation allowance	—	—	—	—	0.19
Income tax benefit from the closure of federal tax audit	—	—	—	—	(0.05)

Non-GAAP diluted earnings (loss) per share	$(0.02)	$0.04	$(0.04)	$0.04	$0.09

Shares used in earnings (loss) per share — GAAP	42,889	42,735	49,301	42,866	42,210
The effect of dilutive potential common shares due to reporting Non-GAAP net income	—	246	—	—	492
The effect of removing stock-based compensation expense under SFAS 123R for Non-GAAP presentation purpose	—	(130)	—	—	175

Shares used in diluted earnings per share — Non-GAAP	42,889	42,851	49,301	42,866	42,877

Notes: Certain amounts may not total due to rounding.

Certain amounts previously reported above have been reclassified to conform to the current periods’ presentation.